Exhibit 15 under Form N-1A
                                           Exhibit  1 under Item 601/Reg. S-K
                        WORLD INVESTMENT SERIES, INC.
                               RULE 12b-1 PLAN

     This Plan ("Plan") is adopted as of this 1st day of March, 1994, by the Board of Directors of World Investment Series, Inc. (the "Corporation"), a Maryland corporation with respect to certain classes of shares ("Classes") of the portfolios of the Corporation (the "Funds") set forth in exhibits hereto.

     1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Corporation to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

     2. This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Institutions") to sell Shares; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Institutions; and (c) implementing and operating the Plan. In compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the applicable exhibit.

     3. Any payment to FSC in accordance with this Plan will be made pursuant to the "Distributor's Contract" entered into by the Corporation and FSC. Any payments made by FSC to Institutions with funds received as compensation under this Plan will be made pursuant to the "Rule 12b-1 Agreement" entered into by FSC and the Institution.
     4. FSC has the right (i) to select, in its sole discretion, the Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Rule 12b-1 Agreement.

     5. Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Directors of the Corporation, and the Board of Directors shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

     6.   This Plan shall become effective with respect to each Class
(i) after approval by majority votes of: (a) the Corporation's Board of Directors; (b) the members of the Board of the Corporation who are not interested persons of the Corporation and have no direct or indirect financial interest in the operation of the Corporation's Plan or in any related documents to the Plan ("Disinterested Directors"), cast in person at a meeting called for the purpose of voting on the Plan; and (c) the outstanding voting securities of the particular Class, as defined in Section 2(a)(42) of the Act and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

     7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Corporation's Board of Directors and a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Directors as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Directors and thereafter for successive periods of one year subject to approval as described above.

     8. All material amendments to this Plan must be approved by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on it.

     9. This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

     10. This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Directors; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Corporation.

     11. While this Plan shall be in effect, the selection and nomination of Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors then in office.

     12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

     13. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.


                                  EXHIBIT A
                                   to the
                               Rule 12b-1 Plan
                        WORLD INVESTMENT SERIES, INC.

                    World Utility Fund - Fortress Shares


     This Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the Corporation set forth above.

     In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the Fortress Shares of World Utility Fund held during the month.

     Witness the due execution hereof this 1st day of March, 1994.


                              WORLD INVESTMENT SERIES, INC.


                              By:/s/ Richard B. Fisher
                                                  President


                                  EXHIBIT B
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                             WORLD UTILITY FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of World Utility Fund held during the month.
       Witness the due execution hereof this 1st day of June, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By: /s/ Richard B. Fisher
                              President



                                  EXHIBIT C
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                             WORLD UTILITY FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of World Utility Fund held during the month.
       Witness the due execution hereof this 1st day of June, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT D
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                     FEDERATED ASIA PACIFIC GROWTH FUND
                               CLASS A SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Asia Pacific Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT E
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                     FEDERATED ASIA PACIFIC GROWTH FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Federated Asia Pacific Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT F
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                     FEDERATED ASIA PACIFIC GROWTH FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Asia Pacific Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT G
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EMERGING MARKETS FUND
                               CLASS A SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Emerging Markets Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT H
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EMERGING MARKETS FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Federated Emerging Markets Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT I
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EMERGING MARKETS FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Emerging Markets Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT J
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EUROPEAN GROWTH FUND
                               CLASS A SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated European Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT K
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EUROPEAN GROWTH FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Federated European Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT L
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                       FEDERATED EUROPEAN GROWTH FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated European Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT M
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                 FEDERATED INTERNATIONAL SMALL COMPANY FUND
                               CLASS A SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated International Small Company Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT N
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                 FEDERATED INTERNATIONAL SMALL COMPANY FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Federated International Small Company Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT O
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                 FEDERATED INTERNATIONAL SMALL COMPANY FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated International Small Company Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT P
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                    FEDERATED LATIN AMERICAN GROWTH FUND
                               CLASS A SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of Federated Latin American Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT Q
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                    FEDERATED LATIN AMERICAN GROWTH FUND
                               CLASS B SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Federated Latin American Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher
                              President


                                  EXHIBIT R
                                   to the
                              Distribution Plan
                        WORLD INVESTMENT SERIES, INC.
                    FEDERATED LATIN AMERICAN GROWTH FUND
                               CLASS C SHARES

       This Distribution Plan is adopted by World Investment Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.
       In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of Federated Latin American Growth Fund held during the month.
       Witness the due execution hereof this 1st day of December, 1995.

                              WORLD INVESTMENT SERIES, INC.


                              By:  /s/ Richard B. Fisher